UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

ONCBIOMUNE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2020, the Board of Directors (the “Board”) of OncBioMune Pharmaceuticals, Inc., a Nevada corporation (the “Company”), appointed Mr. Andrew Kucharchuk as Acting Chief Financial Officer of the Company, effective immediately. Mr. Kucharchuk is currently a director of the Company and served as the Company’s Chief Financial Officer from 2009 until closing of the acquisition of the assets of Avant Diagnostics, Inc. (“Avant”) on June 5, 2020.

Mr. Kucharchuk has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Kucharchuk is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than his consulting agreement with the Company, which is described in the Company’s Current Report on Form 8-K filed on June 11, 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2020, the Board approved a change in the Company’s fiscal year end from December 31 to September 30, effective immediately for the current fiscal year, and for all subsequent years until such time as the Board resolves to amend such fiscal year end. The fiscal year has been changed to conform to the September 30 fiscal year end of Avant whose assets were acquired by the Company on June 5, 2020, and which is being treated as the accounting acquirer. Therefore, no transition report is required.

Following such change, the date of the Company’s next fiscal year end is September 30, 2020. Consequently, the Company will file its next annual report on Form 10-K for year ended September 30, 2020.

Item 7.01	Regulation FD Disclosure.

On August 26, 2020, the Company has made available an Investor Presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, and the exhibit incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCBIOMUNE PHARMACEUTICALS, INC.

	By:	/s/ Mick Ruxin
	Name:	Mick Ruxin, M.D.
	Title:	Chief Executive Officer

Date: August 26, 2020